UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 3, 2005

Target Corporation

(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Nicollet Mall, Minneapolis, Minnesota 55403

(Address of principal executive offices, including zip code)

(612) 304-6073

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

On March 3, 2005, Target Corporation (the “Corporation”) issued a News Release relating to its February sales results.  The News Release is attached hereto as Exhibit 99.1.  Comments regarding the Corporation’s sales results are provided periodically throughout the year on a recorded telephone message.  The message may be accessed by dialing (612) 761-6500.

Forward-looking statements in the releases or on such recorded telephone messages should be considered in conjunction with the cautionary statements in Exhibit 99(C) to the Corporation’s 2003 Form 10-K.

Item 9.01       Financial Statements and Exhibits

(c)                        Exhibits

                                (99.1)      News Release dated March 3, 2005 relating to February sales results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                                TARGET CORPORATION

Date: March 3, 2005	/s/ Douglas A. Scovanner
Douglas A. Scovanner
Executive Vice President and Chief Financial
Officer